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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 14, 1999


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
              DATED AS OF APRIL 1, 1999, PROVIDING FOR THE ISSUANCE
       OF FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-3)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                 333-72647                 13-3439681
           --------                 ---------                 ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

390 Greenwich Street, 4th Floor
New York, New York                                               10013
------------------                                               -----
(Address of Principal                                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 723-8604


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                                       -2-


Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pool

                  On May 14, 1999, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-3 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 1999 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest"), Long Beach Mortgage Company ("Long Beach"), New Century Mortgage Corporation ("New Century") and Ocwen Federal Bank FSB ("Ocwen") as master servicers and Norwest Bank Minnesota, National Association as trustee. The Certificates consist of nine classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", the "Class M-1 Certificates", the "Class M-2 Certificates", the "Class M-3 Certificates", the "Class CE Certificates", the "Class P Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate and fixed-rate, first lien mortgage loans having original terms to maturity not greater than 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $877,110,999.70 as of April 1, 1999 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (a) the Mortgage Loan Purchase Agreement, dated May 11, 1999 , among SBRC, Ameriquest and the Depositor, (b) the Mortgage Loan Purchase Agreement, dated May 11, 1999, among SBRC, New Century and the Depositor and (c) the Mortgage Loan Purchase Agreement, dated May 11, 1999 , between SBRC and the Depositor. The Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, and the Class M-3 Certificates were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), an affiliate of the Depositor, pursuant to an Underwriting Agreement, dated May 11, 1999, between the Depositor and the Underwriter.

                  The Certificates, other than the Class CE Certificates and the Class P Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated March 22, 1999, and the Prospectus Supplement, dated May 11, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE and Class P Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.








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                                       -3-



                              Initial Certificate
        Class                  Principal Balance               Pass-through Rate
        -----                  -----------------               -----------------
          A                      $695,549,000                     Variable
         M-1                      $64,906,000                     Variable
         M-2                      $39,031,000                     Variable
         M-3                      $29,823,000                     Variable
         CE                       $47,801,900                     Variable
          P                           $100.00                     Variable
         R-I                             100%                        N/A
        R-II                             100%                        N/A
        R-III                            100%                        N/A


Item 7.  Financial Statements and Exhibits
         ---------------------------------

             (a)      Not applicable

             (b)      Not applicable

             (c)      Exhibits


                  Exhibit No.                         Description
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                      4.1                   Pooling and Servicing Agreement,,
                                            dated as of April 1, 1999, among
                                            Salomon Brothers Mortgage Securities
                                            VII, Inc. as depositor, Ameriquest
                                            Mortgage Company, Long Beach
                                            Mortgage Company, New Century
                                            Mortgage Corporation and Ocwen
                                            Federal Bank FSB as master servicers
                                            and Norwest Bank Minnesota, National
                                            Association as trustee relating to
                                            the Series 1999-3 Certificates.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 14, 1999

                                       SALOMON BROTHERS MORTGAGE
                                       SECURITIES VII, INC.



                                       By:       /s/ Matthew R. Bollo
                                                 ----------------------------
                                       Name:     Matthew R. Bollo
                                       Title:    Assistant Vice President






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                                Index to Exhibits
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       Exhibit No.                                  Description
       -----------                                  -----------

           4.1 Pooling and Servicing Agreement,, dated as of April 1, 1999, among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Ameriquest Mortgage Company, Long Beach Mortgage Company, New Century Mortgage Corporation and Ocwen Federal Bank FSB as master servicers and Norwest Bank Minnesota, National Association as trustee relating to the Series 1999-3 Certificates.